                                                                   EXHIBIT 10.23

                            TERMINATION AGREEMENT


        This Termination Agreement is entered into effective December 31, 1996 between Texas Oncology, P.A. ("TOPA") and Texas Oncology Pharmacy Service, Inc. ("TOPS").

        1. TOPA and TOPS are parties to a Service Agreement (the "Service Agreement") dated as of October 1, 1993.

        2. The original purpose of the Service Agreement is no longer applicable to the operations of TOPS, TOPA or Physician Reliance Network, Inc., the parent corporation of TOPS.

        3. The parties hereto agree that the Service Agreement is terminated effective December 31, 1996.


TEXAS ONCOLOGY, P.A.                        TEXAS ONCOLOGY PHARMACY
                                              SERVICES, INC.


By:  /s/ Merrick H. Reese                   By:  /s/ Robert J. Whren
     ----------------------                      -------------------------

Title: President                            Title: President
       --------------------                        -----------------------